Her Majesty the Queen in the right of Prince Edward Island, represented by the Minister charged by the Lieutenant-Governor in Council with the administration of the Oil and Natural Gas Act, hereinafter referred to as "the Permitter."

             THE OIL AND NATURAL GAS ACT, R.S.P.E.I. 1988, CAP. 0-5

                           OIL AND NATURAL GAS PERMIT

Date Issued: August 19, 2002                          Permit No.: 95-04

Term: 1 Year  - Form July 22, 2002                     Blocks:

Annual Rental: $$0.05 per Acre ($5,813.95) and $25.00 permit fee
               Acreage: 116,279 Acres
               Total = $5,838.95

Permittee:  Rally Energy Corporation as undivided 55% interest
            Energy Power Systems Limited an undivided 25% interest
            Osprey Energy Limited an undivided 10% interest
            CMB Energy Corp., an undivided 5% interest
            Shannon International Resources Inc. an undivided 5% interest

The Permitter doth hereby grant unto the Permittee, pursuant to, and subject to the provisions of Part VIII of the Oil and Natural Gas Act, R.S.P.E.I. 1988, CAP. 0-5, (hereinafter referred to as "the Act") the exclusive right to do or cause to be done geological and geophysical work and exploratory drilling for all Crown Reserves of oil and natural gas in the location herein described, and the Permittee doth hereby covenant and agree at all times to perform, observe, and comply with the provisions of the Act, and amendments thereto from time to time enacted, and the provisions of any regulations which may from time to time be made under the authority thereof. The provisions of any other Act of the Province of Prince Edward Island that prescribes, relates to or affects the Permittee, shall be deemed to be incorporated into this Permit and shall bind the Permittee from the date it comes into force. In the event of conflict between any regulation made after the execution of this permit and any regulation previously made, the regulation last made shall prevail.

The provision of Part VII of the Act shall not be applicable in this permit, nor shall any rights accrue to the Permittee under the said Part VII.

Subject to the Act, the Permittee shall have the right to apply to continue the term of this Permit upon such terms and conditions as are acceptable to the Permitter.

A Permittee which has complied with the provisions of this Permit shall during the term of the Permit and subject to the provisions of this Permit and the Act, have the exclusive right to apply for a Lease covering any or all of the lands for which the right to explore is granted by this Permit.

If default is made by the Permittee in the performance or observance of any of the terms and conditions provided for in his Permit and is not corrected within thirty days from the date of the sending by registered mail of a notice to the Permittee advising of such default, the Permittee can cancel this Permit.

Subject to the provisions of this Permit and the Act, a Permittee may surrender all or any portion of the lands contained in the Permit upon giving notice to the Permitter, any lands being surrendered bing in minimum one quarter grid areas. Notwithstanding the foregoing, the Permit remains liable for any act for which it was liable at the time of the surrender pursuant to the provisions of the Act or this Permit.

The Permittee shall keep the Permitter indemnified against all actions, claims and demands that may be brought or made against the Permitter by reason of anything done by the Permittee, his servants, workmen, or agents, in the exercise or purported exercise of the rights, powers, and privileges hereby granted.

Special Provisio:

This Permit is issued subject to any further terms which the Permitter may require to on negotiated between the Permitter and Permittee.

IN WITNESS WHEREOF the Permitter and Permittee have hereunto set their hands and seals the day and year first above written.

/s/ Signature                                /s/ Signature
-------------                                -------------
Witness                                      Rally Energy Corporation


Permittee

/s/ Signature                                /s/ Signature
-------------                                -------------
Chief Officer, Witness                       Minister, Permitter




Description of Location

         As described by Grid Areas below:

Map Title:

      Oil and Natural Gas Map - Permit and Options Areas - Prince Edward Island

Grid Areas: N. Lat. 46o 30'                W. Long.  63o 45'

            N. Lat.  46o 40'               W. Long.  63o; 45'

Her Majesty the Queen in the right of Prince Edward Island, represented by the Minister charged by the Lieutenant-Governor in Council with the administration of the Oil and Natural Gas Act, hereinafter referred to as "the Permitter."

             THE OIL AND NATURAL GAS ACT, R.S.P.E.I. 1988, CAP. 0-5

                           OIL AND NATURAL GAS PERMIT

Date Issued:    August 19, 2002                          Permit No.: 95-05

Term: 1 Year  - Form July 22, 2002                       Blocks:

Annual Rental: $$0.05 per Acre ($2,906.95) and $25.00 permit fee
               Acreage: 58,139 Acres
               Total = $2,931.95

Permittee:  Rally Energy Corporation as undivided 55% interest
            Energy Power Systems Limited an undivided 25% interest
            Osprey Energy Limited an undivided 10% interest
            CMB Energy Corp., an undivided 5% interest
            Shannon International Resources Inc. an undivided 5% interest

The Permitter doth hereby grant unto the Permittee, pursuant to, and subject to the provisions of Part VIII of the Oil and Natural Gas Act, R.S.P.E.I. 1988, CAP. 0-5, (hereinafter referred to as "the Act") the exclusive right to do or cause to be done geological and geophysical work and exploratory drilling for all Crown Reserves of oil and natural gas in the location herein described, and the Permittee doth hereby covenant and agree at all times to perform, observe, and comply with the provisions of the Act, and amendments thereto from time to time enacted, and the provisions of any regulations which may from time to time be made under the authority thereof. The provisions of any other Act of the Province of Prince Edward Island that prescribes, relates to or affects the Permittee, shall be deemed to be incorporated into this Permit and shall bind the Permittee from the date it comes into force. In the event of conflict between any regulation made after the execution of this permit and any regulation previously made, the regulation last made shall prevail.

The provision of Part VII of the Act shall not be applicable in this permit, nor shall any rights accrue to the Permittee under the said Part VII.

Subject to the Act, the Permittee shall have the right to apply to continue the term of this Permit upon such terms and conditions as are acceptable to the Permitter.

A Permittee which has complied with the provisions of this Permit shall during the term of the Permit and subject to the provisions of this Permit and the Act, have the exclusive right to apply for a Lease covering any or all of the lands for which the right to explore is granted by this Permit.

If default is made by the Permittee in the performance or observance of any of the terms and conditions provided for in his Permit and is not corrected within thirty days from the date of the sending by registered mail of a notice to the Permittee advising of such default, the Permittee can cancel this Permit.

Subject to the provisions of this Permit and the Act, a Permittee may surrender all or any portion of the lands contained in the Permit upon giving notice to the Permitter, any lands being surrendered bing in minimum one quarter grid areas. Notwithstanding the foregoing, the Permit remains liable for any act for which it was liable at the time of the surrender pursuant to the provisions of the Act or this Permit.

The Permittee shall keep the Permitter indemnified against all actions, claims and demands that may be brought or made against the Permitter by reason of anything done by the Permittee, his servants, workmen, or agents, in the exercise or purported exercise of the rights, powers, and privileges hereby granted.

Special Proviso:

This Permit is issued subject to any further terms which the Permitter may require to on negotiated between the Permitter and Permittee.

IN WITNESS WHEREOF the Permitter and Permittee have hereunto set their hands and seals the day and year first above written.

/s/ Signature                                /s/ Signature
-------------                                -------------
Witness                                      Rally Energy Corporation


Permittee

/s/ Signature                                /s/ Signature
-------------                                -------------
Chief Officer, Witness                       Minister, Permitter




Description of Location

         As described by Grid Areas below:

Map Title:

      Oil and Natural Gas Map - Permit and Options Areas - Prince Edward Island

      South Half and North East Quadrant of:

Grid Areas: N. Lat. 46o 20'                W. Long.  63o 15'

Her Majesty the Queen in the right of Prince Edward Island, represented by the Minister charged by the Lieutenant-Governor in Council with the administration of the Oil and Natural Gas Act, hereinafter referred to as "the Permitter."

             THE OIL AND NATURAL GAS ACT, R.S.P.E.I. 1988, CAP. 0-5

                           OIL AND NATURAL GAS PERMIT

Date Issued:    August 19, 2002                          Permit No.: 95-06

Term: 1 Year  - Form July 22, 2002                       Blocks:

Annual Rental: $$0.05 per Acre ($5,813.95) and $25.00 permit fee
               Acreage: 116,279 Acres
               Total = $5,838.95

Permittee:  Rally Energy Corporation as undivided 55% interest
            Energy Power Systems Limited an undivided 25% interest
            Osprey Energy Limited an undivided 10% interest
            CMB Energy Corp., an undivided 5% interest
            Shannon International Resources Inc. an undivided 5% interest

The Permitter doth hereby grant unto the Permittee, pursuant to, and subject to the provisions of Part VIII of the Oil and Natural Gas Act, R.S.P.E.I. 1988, CAP. 0-5, (hereinafter referred to as "the Act") the exclusive right to do or cause to be done geological and geophysical work and exploratory drilling for all Crown Reserves of oil and natural gas in the location herein described, and the Permittee doth hereby covenant and agree at all times to perform, observe, and comply with the provisions of the Act, and amendments thereto from time to time enacted, and the provisions of any regulations which may from time to time be made under the authority thereof. The provisions of any other Act of the Province of Prince Edward Island that prescribes, relates to or affects the Permittee, shall be deemed to be incorporated into this Permit and shall bind the Permittee from the date it comes into force. In the event of conflict between any regulation made after the execution of this permit and any regulation previously made, the regulation last made shall prevail.

The provision of Part VII of the Act shall not be applicable in this permit, nor shall any rights accrue to the Permittee under the said Part VII.

Subject to the Act, the Permittee shall have the right to apply to continue the term of this Permit upon such terms and conditions as are acceptable to the Permitter.

A Permittee which has complied with the provisions of this Permit shall during the term of the Permit and subject to the provisions of this Permit and the Act, have the exclusive right to apply for a Lease covering any or all of the lands for which the right to explore is granted by this Permit.

If default is made by the Permittee in the performance or observance of any of the terms and conditions provided for in his Permit and is not corrected within thirty days from the date of the sending by registered mail of a notice to the Permittee advising of such default, the Permittee can cancel this Permit.

Subject to the provisions of this Permit and the Act, a Permittee may surrender all or any portion of the lands contained in the Permit upon giving notice to the Permitter, any lands being surrendered bing in minimum one quarter grid areas. Notwithstanding the foregoing, the Permit remains liable for any act for which it was liable at the time of the surrender pursuant to the provisions of the Act or this Permit.

The Permittee shall keep the Permitter indemnified against all actions, claims and demands that may be brought or made against the Permitter by reason of anything done by the Permittee, his servants, workmen, or agents, in the exercise or purported exercise of the rights, powers, and privileges hereby granted.

Special Provisio:

This Permit is issued subject to any further terms which the Permitter may require to on negotiated between the Permitter and Permittee.

IN WITNESS WHEREOF the Permitter and Permittee have hereunto set their hands and seals the day and year first above written.

/s/ Signature                                /s/ Signature
-------------                                -------------
Witness                                      Rally Energy Corporation


Permittee

/s/ Signature                                /s/ Signature
-------------                                -------------
Chief Officer, Witness                       Minister, Permitter




Description of Location

         As described by Grid Areas below:

Map Title:

      Oil and Natural Gas Map - Permit and Options Areas - Prince Edward Island

      Norht West Quadrant of:


Grid Areas: N. Lat. 46o 30'                W. Long.  63o 30'

            N. Lat.  46o 40'               W. Long.  63o 30'

Her Majesty the Queen in the right of Prince Edward Island, represented by the Minister charged by the Lieutenant-Governor in Council with the administration of the Oil and Natural Gas Act, hereinafter referred to as "the Permitter."

             THE OIL AND NATURAL GAS ACT, R.S.P.E.I. 1988, CAP. 0-5

                           OIL AND NATURAL GAS PERMIT

Date Issued:    August 19, 2002                          Permit No.: 95-07

Term: 1 Year  - Form July 22, 2002                       Blocks:

Annual Rental: $$0.05 per Acre ($4,844.90) and $25.00 permit fee
               Acreage: 96,898 Acres
               Total = $4,869.90

Permittee:  Rally Energy Corporation as undivided 55% interest
            Energy Power Systems Limited an undivided 25% interest
            Osprey Energy Limited an undivided 10% interest
            CMB Energy Corp., an undivided 5% interest
            Shannon International Resources Inc. an undivided 5% interest

The Permitter doth hereby grant unto the Permittee, pursuant to, and subject to the provisions of Part VIII of the Oil and Natural Gas Act, R.S.P.E.I. 1988, CAP. 0-5, (hereinafter referred to as "the Act") the exclusive right to do or cause to be done geological and geophysical work and exploratory drilling for all Crown Reserves of oil and natural gas in the location herein described, and the Permittee doth hereby covenant and agree at all times to perform, observe, and comply with the provisions of the Act, and amendments thereto from time to time enacted, and the provisions of any regulations which may from time to time be made under the authority thereof. The provisions of any other Act of the Province of Prince Edward Island that prescribes, relates to or affects the Permittee, shall be deemed to be incorporated into this Permit and shall bind the Permittee from the date it comes into force. In the event of conflict between any regulation made after the execution of this permit and any regulation previously made, the regulation last made shall prevail.

The provision of Part VII of the Act shall not be applicable in this permit, nor shall any rights accrue to the Permittee under the said Part VII.

Subject to the Act, the Permittee shall have the right to apply to continue the term of this Permit upon such terms and conditions as are acceptable to the Permitter.

A Permittee which has complied with the provisions of this Permit shall during the term of the Permit and subject to the provisions of this Permit and the Act, have the exclusive right to apply for a Lease covering any or all of the lands for which the right to explore is granted by this Permit.

If default is made by the Permittee in the performance or observance of any of the terms and conditions provided for in his Permit and is not corrected within thirty days from the date of the sending by registered mail of a notice to the Permittee advising of such default, the Permittee can cancel this Permit.

Subject to the provisions of this Permit and the Act, a Permittee may surrender all or any portion of the lands contained in the Permit upon giving notice to the Permitter, any lands being surrendered bing in minimum one quarter grid areas. Notwithstanding the foregoing, the Permit remains liable for any act for which it was liable at the time of the surrender pursuant to the provisions of the Act or this Permit.

The Permittee shall keep the Permitter indemnified against all actions, claims and demands that may be brought or made against the Permitter by reason of anything done by the Permittee, his servants, workmen, or agents, in the exercise or purported exercise of the rights, powers, and privileges hereby granted.

Special Provisio:

This Permit is issued subject to any further terms which the Permitter may require to on negotiated between the Permitter and Permittee.

IN WITNESS WHEREOF the Permitter and Permittee have hereunto set their hands and seals the day and year first above written.

/s/ Signature                                /s/ Signature
-------------                                -------------
Witness                                      Rally Energy Corporation


Permittee

/s/ Signature                                /s/ Signature
-------------                                -------------
Chief Officer, Witness                       Minister, Permitter




Description of Location

         As described by Grid Areas below:

Map Title:

      Oil and Natural Gas Map - Permit and Options Areas - Prince Edward Island


Grid Areas: N. Lat. 46o 20'                W. Long.  63o 30'

            N. Lat.  46o 20'               W. Long.  63o 45'

Her Majesty the Queen in the right of Prince Edward Island, represented by the Minister charged by the Lieutenant-Governor in Council with the administration of the Oil and Natural Gas Act, hereinafter referred to as "the Permitter."

             THE OIL AND NATURAL GAS ACT, R.S.P.E.I. 1988, CAP. 0-5

                           OIL AND NATURAL GAS PERMIT

Date Issued:    August 19, 2002                          Permit No.: 95-08

Term: 1 Year  - Form July 22, 2002                       Blocks:

Annual Rental: $$0.05 per Acre ($5,813.95) and $25.00 permit fee
               Acreage: 116,279 Acres
               Total = $5,838.95

Permittee:  Rally Energy Corporation as undivided 55% interest
            Energy Power Systems Limited an undivided 25% interest
            Osprey Energy Limited an undivided 10% interest
            CMB Energy Corp., an undivided 5% interest
            Shannon International Resources Inc. an undivided 5% interest

The Permitter doth hereby grant unto the Permittee, pursuant to, and subject to the provisions of Part VIII of the Oil and Natural Gas Act, R.S.P.E.I. 1988, CAP. 0-5, (hereinafter referred to as "the Act") the exclusive right to do or cause to be done geological and geophysical work and exploratory drilling for all Crown Reserves of oil and natural gas in the location herein described, and the Permittee doth hereby covenant and agree at all times to perform, observe, and comply with the provisions of the Act, and amendments thereto from time to time enacted, and the provisions of any regulations which may from time to time be made under the authority thereof. The provisions of any other Act of the Province of Prince Edward Island that prescribes, relates to or affects the Permittee, shall be deemed to be incorporated into this Permit and shall bind the Permittee from the date it comes into force. In the event of conflict between any regulation made after the execution of this permit and any regulation previously made, the regulation last made shall prevail.

The provision of Part VII of the Act shall not be applicable in this permit, nor shall any rights accrue to the Permittee under the said Part VII.

Subject to the Act, the Permittee shall have the right to apply to continue the term of this Permit upon such terms and conditions as are acceptable to the Permitter.

A Permittee which has complied with the provisions of this Permit shall during the term of the Permit and subject to the provisions of this Permit and the Act, have the exclusive right to apply for a Lease covering any or all of the lands for which the right to explore is granted by this Permit.

If default is made by the Permittee in the performance or observance of any of the terms and conditions provided for in his Permit and is not corrected within thirty days from the date of the sending by registered mail of a notice to the Permittee advising of such default, the Permittee can cancel this Permit.

Subject to the provisions of this Permit and the Act, a Permittee may surrender all or any portion of the lands contained in the Permit upon giving notice to the Permitter, any lands being surrendered bing in minimum one quarter grid areas. Notwithstanding the foregoing, the Permit remains liable for any act for which it was liable at the time of the surrender pursuant to the provisions of the Act or this Permit.

The Permittee shall keep the Permitter indemnified against all actions, claims and demands that may be brought or made against the Permitter by reason of anything done by the Permittee, his servants, workmen, or agents, in the exercise or purported exercise of the rights, powers, and privileges hereby granted.

Special Provisio:

This Permit is issued subject to any further terms which the Permitter may require to on negotiated between the Permitter and Permittee.

IN WITNESS WHEREOF the Permitter and Permittee have hereunto set their hands and seals the day and year first above written.

/s/ Signature                                /s/ Signature
-------------                                -------------
Witness                                      Rally Energy Corporation


Permittee

/s/ Signature                                /s/ Signature
-------------                                -------------
Chief Officer, Witness                       Minister, Permitter




Description of Location

         As described by Grid Areas below:

Map Title:

      Oil and Natural Gas Map - Permit and Options Areas - Prince Edward Island


Grid Areas: N. Lat. 46o 20'                W. Long.  63o 00'

            N. Lat.  46o 30'               W. Long.  63o 00'

Her Majesty the Queen in the right of Prince Edward Island, represented by the Minister charged by the Lieutenant-Governor in Council with the administration of the Oil and Natural Gas Act, hereinafter referred to as "the Permitter."

             THE OIL AND NATURAL GAS ACT, R.S.P.E.I. 1988, CAP. 0-5

                           OIL AND NATURAL GAS PERMIT

Date Issued:    August 19, 2002                          Permit No.: 95-09

Term: 1 Year  - Form July 22, 2002                                  Blocks:

Annual Rental: $$0.05 per Acre ($5,813.95) and $25.00 permit fee
               Acreage: 116,279 Acres
               Total = $5,838.95

Permittee:  Rally Energy Corporation as undivided 55% interest
            Energy Power Systems Limited an undivided 25% interest
            Osprey Energy Limited an undivided 10% interest
            CMB Energy Corp., an undivided 5% interest
            Shannon International Resources Inc. an undivided 5% interest

The Permitter doth hereby grant unto the Permittee, pursuant to, and subject to the provisions of Part VIII of the Oil and Natural Gas Act, R.S.P.E.I. 1988, CAP. 0-5, (hereinafter referred to as "the Act") the exclusive right to do or cause to be done geological and geophysical work and exploratory drilling for all Crown Reserves of oil and natural gas in the location herein described, and the Permittee doth hereby covenant and agree at all times to perform, observe, and comply with the provisions of the Act, and amendments thereto from time to time enacted, and the provisions of any regulations which may from time to time be made under the authority thereof. The provisions of any other Act of the Province of Prince Edward Island that prescribes, relates to or affects the Permittee, shall be deemed to be incorporated into this Permit and shall bind the Permittee from the date it comes into force. In the event of conflict between any regulation made after the execution of this permit and any regulation previously made, the regulation last made shall prevail.

The provision of Part VII of the Act shall not be applicable in this permit, nor shall any rights accrue to the Permittee under the said Part VII.

Subject to the Act, the Permittee shall have the right to apply to continue the term of this Permit upon such terms and conditions as are acceptable to the Permitter.

A Permittee which has complied with the provisions of this Permit shall during the term of the Permit and subject to the provisions of this Permit and the Act, have the exclusive right to apply for a Lease covering any or all of the lands for which the right to explore is granted by this Permit.

If default is made by the Permittee in the performance or observance of any of the terms and conditions provided for in his Permit and is not corrected within thirty days from the date of the sending by registered mail of a notice to the Permittee advising of such default, the Permittee can cancel this Permit.

Subject to the provisions of this Permit and the Act, a Permittee may surrender all or any portion of the lands contained in the Permit upon giving notice to the Permitter, any lands being surrendered bing in minimum one quarter grid areas. Notwithstanding the foregoing, the Permit remains liable for any act for which it was liable at the time of the surrender pursuant to the provisions of the Act or this Permit.

The Permittee shall keep the Permitter indemnified against all actions, claims and demands that may be brought or made against the Permitter by reason of anything done by the Permittee, his servants, workmen, or agents, in the exercise or purported exercise of the rights, powers, and privileges hereby granted.

Special Provisio:

This Permit is issued subject to any further terms which the Permitter may require to on negotiated between the Permitter and Permittee.

IN WITNESS WHEREOF the Permitter and Permittee have hereunto set their hands and seals the day and year first above written.

/s/ Signature                                /s/ Signature
-------------                                -------------
Witness                                      Rally Energy Corporation


Permittee

/s/ Signature                                /s/ Signature
-------------                                -------------
Chief Officer, Witness                       Minister, Permitter




Description of Location

         As described by Grid Areas below:

Map Title:

      Oil and Natural Gas Map - Permit and Options Areas - Prince Edward Island


Grid Areas: N. Lat. 46o 20'                W. Long.  63o 45'

            N. Lat.  46o 30'               W. Long.  63o 45'

Her Majesty the Queen in the right of Prince Edward Island, represented by the Minister charged by the Lieutenant-Governor in Council with the administration of the Oil and Natural Gas Act, hereinafter referred to as "the Permitter."

             THE OIL AND NATURAL GAS ACT, R.S.P.E.I. 1988, CAP. 0-5

                           OIL AND NATURAL GAS PERMIT

Date Issued:    August 19, 2002                          Permit No.: 95-10

Term: 1 Year  - Form July 22, 2002                       Blocks:

Annual Rental: $$0.05 per Acre ($1,099.15) and $25.00 permit fee
               Acreage: 21,983 Acres
               Total = $1,124.15

Permittee:  Rally Energy Corporation as undivided 55% interest
            Energy Power Systems Limited an undivided 25% interest
            Osprey Energy Limited an undivided 10% interest
            CMB Energy Corp., an undivided 5% interest
            Shannon International Resources Inc. an undivided 5% interest

The Permitter doth hereby grant unto the Permittee, pursuant to, and subject to the provisions of Part VIII of the Oil and Natural Gas Act, R.S.P.E.I. 1988, CAP. 0-5, (hereinafter referred to as "the Act") the exclusive right to do or cause to be done geological and geophysical work and exploratory drilling for all Crown Reserves of oil and natural gas in the location herein described, and the Permittee doth hereby covenant and agree at all times to perform, observe, and comply with the provisions of the Act, and amendments thereto from time to time enacted, and the provisions of any regulations which may from time to time be made under the authority thereof. The provisions of any other Act of the Province of Prince Edward Island that prescribes, relates to or affects the Permittee, shall be deemed to be incorporated into this Permit and shall bind the Permittee from the date it comes into force. In the event of conflict between any regulation made after the execution of this permit and any regulation previously made, the regulation last made shall prevail.

The provision of Part VII of the Act shall not be applicable in this permit, nor shall any rights accrue to the Permittee under the said Part VII.

Subject to the Act, the Permittee shall have the right to apply to continue the term of this Permit upon such terms and conditions as are acceptable to the Permitter.

A Permittee which has complied with the provisions of this Permit shall during the term of the Permit and subject to the provisions of this Permit and the Act, have the exclusive right to apply for a Lease covering any or all of the lands for which the right to explore is granted by this Permit.

If default is made by the Permittee in the performance or observance of any of the terms and conditions provided for in his Permit and is not corrected within thirty days from the date of the sending by registered mail of a notice to the Permittee advising of such default, the Permittee can cancel this Permit.

Subject to the provisions of this Permit and the Act, a Permittee may surrender all or any portion of the lands contained in the Permit upon giving notice to the Permitter, any lands being surrendered bing in minimum one quarter grid areas. Notwithstanding the foregoing, the Permit remains liable for any act for which it was liable at the time of the surrender pursuant to the provisions of the Act or this Permit.

The Permittee shall keep the Permitter indemnified against all actions, claims and demands that may be brought or made against the Permitter by reason of anything done by the Permittee, his servants, workmen, or agents, in the exercise or purported exercise of the rights, powers, and privileges hereby granted.

Special Provisio:

This Permit is issued subject to any further terms which the Permitter may require to on negotiated between the Permitter and Permittee.

IN WITNESS WHEREOF the Permitter and Permittee have hereunto set their hands and seals the day and year first above written.

/s/ Signature                                /s/ Signature
-------------                                -------------
Witness                                      Rally Energy Corporation


Permittee

/s/ Signature                                /s/ Signature
-------------                                -------------
Chief Officer, Witness                       Minister, Permitter




Description of Location

         As described by Grid Areas below:

Map Title:

      Oil and Natural Gas Map - Permit and Options Areas - Prince Edward Island

      North West Quadrant of:

Grid Areas: N. Lat. 46o 10'                W. Long.  63o 30'